UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) SEPTEMBER 23, 2004 (SEPTEMBER
23, 2004)                                        -------------------------------
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                      AMERICAN MEDICAL SECURITY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Wisconsin                      1-13154                39-1431799
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(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)          Identification No.)


               3100 AMS Boulevard
               Green Bay, Wisconsin                                54313
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (920) 661-1111
                                                   -----------------------------

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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         The following is a report of recent developments in a previously reported legal proceeding.

         On September 23, 2004, American Medical Security Group, Inc. (the "Company") announced that it reached an agreement to settle a class-action lawsuit - Addison v. American Medical Security, Inc. and United Wisconsin Life Insurance Company (subsidiaries of the Company) - pending in the Circuit Court for Palm Beach County, Florida. The agreement to settle is subject to approval by the Circuit Court. The Company believes it is adequately reserved for the anticipated cost of the settlement and related expenses. As a result, the agreement is expected to have no material effect on the Company's earnings or results of operations.

         A copy of the press release issued by the Company related to the agreement to settle is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.


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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN MEDICAL SECURITY GROUP, INC.


Dated:  September 23, 2004                 /S/ JOHN R. LOMBARDI
                                           -------------------------------------
                                           Executive Vice President and Chief
                                           Financial Officer


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




                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                       DATE OF REPORT: SEPTEMBER 23, 2004

EXHIBIT                                                              FILED
NUMBER                   DESCRIPTION                                HEREWITH
-------                  -----------                                --------
  99          Press Release dated September 23, 2004,                   X
              issued by the Registrant